amaze

POWERING THE FUTURE OF INTEGRATED COMMERCE

Where creators, fans, and brands transact at scale

NYSE American: AMZE

Investor Presentation
August 2025

PLEASE TAKE THE TIME TO READ THESE IMPORTANT DISCLAIMERS, WARNINGS AND CLARIFICATIONS

Amaze Holdings, Inc ("Amaze") has prepared this presentation.

Forward-Looking Statements

This presentation and any related oral statements contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements relate to future events and developments or to our future operating or financial performance, are subject to risks and uncertainties and are based estimates and assumptions. Forward-looking statements may include, but are not limited to, statements about our profitability timeline, financial outlook, strategies, initiatives, growth, revenues, expenditures, market opportunity, the size of our market, our plans and objectives for future operations, and future financial and business performance. These statements can be identified by words such as such as "may," "might," "should," "would," "could," "expect," "plan," "anticipate," "intend," "believe," "outlook," "estimate," "predict," "potential" or "continue," and are based our current expectations and views concerning future events and developments and their potential effects on us.

These statements are subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those projected or otherwise implied by the forward-looking statement. These risks include: our ability to execute our plans and strategies; our limited operating history and history of losses; our financial position and need for additional capital; our ability to attract and retain our creator base and expand the range of products available for sale; we may experience difficulties in managing our growth and expenses; we may not keep pace with technological advances; there may be undetected errors or defects in our software or issues related to data computing, processing or storage; our reliance on third parties to provide key services for our business, including cloud hosting, marketing platforms, payment providers and network providers; failure to maintain or enhance our brand; our ability to protect our intellectual property; significant interruptions, delays or outages in services from our platform; significant data breach or disruption of the information technology systems or networks and cyberattacks; risks associated with international operations; general economic and competitive factors affecting our business generally; changes in laws and regulations, including those related to privacy, online liability, consumer protection, and financial services; our dependence on senior management and other key personnel; and our ability to attract, retain and motivate qualified personnel and senior management.

Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other future filings and reports that we file with the Securities and Exchange Commission (SEC) from time to time. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this presentation. Unless required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information or future events or developments.

OVERVIEW

Commerce is shifting to creator-led; enterprises want in.

Amaze offers a multi-solution platform that allows creators to create, launch, and scale products.

12.3M all-time stores

1.8B unique visitors

200M unique buyers

Clear path to hockey-stick growth by raising creator activation, products per creator, and enterprise attach.


49 7K

GROWING MARKET OPPORTUNITY

There are 303M creators worldwide; the creator economy is projected to reach $480B by 2027.




SHOULD HAVE TRIED THERAPY
RUN CLUB




What are you grateful for today?



WHO WE SERVE: CREATORS

PROBLEMS → AMAZE SOLUTIONS

FRAGMENTED TOOLS & STOREFRONTS →	UNIFIED CREATION/LAUNCH/PROMOTION WORKFLOW.
COMPLEX MONETIZATION →	BUILT-IN ECOMMERCE, PAYOUTS, AND FULFILLMENT.
COSTLY AUDIENCE GROWTH →	MARKETPLACE + SOCIAL INTEGRATIONS DRIVE LOWER-CAC DISCOVERY.



CREATORS

Ambitious people turning ideas/passions into revenue—content, products, art, or experiences.

CREATOR PROFILE

IDEAL CREATOR PROFILE

MARKET SEGMENT

20%	Entertainment
12%	Lifestyle
10%	Music
8%	Education
6%	Gaming

PLATFORMS

98%	Instagram
83%	Youtube
90%	TikTok

LOCATION

67%	USA
8.4%	UK
5.4%	Canada
2.1%	Australia
1.4%	India

*All based on 2024 data



Find related content
TO BUY THEM THIS
NOVEMBER
donmarshall72

CREATOR CASE STUDY

Don Marshall

Don Marshall's 2025 On This Day in Middle-earth calendar sold **1,871 units** in just **14 days ($75K revenue)**. His 2026 calendar presale is already at 1,475 units sold with a week and a half still remaining.

WHO WE SERVE: BRANDS

PROBLEMS → AMAZE SOLUTIONS

HARD TO ACCESS SCALED, ON-BRAND CREATORS	→	DATA-DRIVEN CREATOR GRAPH, CURATED COHORTS, PERFORMANCE PROGRAMS.
RISING CAC	→	CREATOR-LED COMMERCE REACHES WARM AUDIENCES WITH MEASURABLE GMV.
CHANNEL FRAGMENTATION	→	ONE PARTNER TO DESIGN, LAUNCH, FULFILL, AND OPTIMIZE.


ghost

ENTERPRISES & BRANDS

The industry has matured and they want to tap in; Amaze is the bridge.

PRODUCT SUITE



amaze commerce

On-brand products and storefronts for creators.


I MADE THIS

amaze digital fits

Roblox UGC creation & distribution.


FIELD THEORY
Latest Collection

amaze design studio

Build campaigns and funnels (creators + enterprise).



amaze marketplace

Fan discovery and shopping with native social integrations (YouTube, Twitch, TikTok, Linktree, OnlyFans, Discord; Beacons).



KAST

Watch party app

*Exclusive business partnership.

PRODUCT INTEGRATIONS IMPROVE THE CREATOR EXPERIENCE

Adobe

CREATOR DESIGN STUDIO

BENEFIT

Allows all creators to easily create designs for various products to be sold to their fans

SOCIAL MEDIA

YOUTUBE TWITCH TIKTOK BEACONS
DISCORD ONLYFANS LINKTREE

BENEFIT

By meeting creators where they are at, we are creating a frictionless experience to monetize

Pietra

50K CUSTOM PRODUCT MANUFACTURER

BENEFIT

Offers creators a wide range of product choices to include their designs on

Picsart

FREE AI DESIGN TOOL

BENEFIT

Allows creators to monetize the art they create from their camera roll

ALL-IN-ONE INFRASTRUCTURE FOR CREATOR SALES

GLOBAL SUPPLY CHAIN

OVER 40 PARTNERS WORLDWIDE

BENEFIT

Fast fulfillment once order is received by Amaze

PAYMENTS & FULFILLMENT

STRIPE KLARNA CRYPTO PAYPAL

BENEFIT

Wide variety of payment methods accepted for a seamless checkout process

DATA & ANALYTICS

GOOGLE SNOWFLAKE TABLEAU

BENEFIT

Allows creators detailed insights to their customer activity

DATA ADVANTAGE – CREATORS

CREATOR GRAPH:

Brand affinity, interests, vertical metadata, engagement performance.



6.2M
Avg. Likes
629.9M
Followers
0.98%
Engagement Rate
Followers by Month
630M
620M
610M
2023-11
2023-12
2024-01
2024-02
2024-03
2024-04
2024-05
Likes by Month
10M
8M
6M
2023-11
2023-12
2024-01
2024-02
2024-03
2024-04
2024-05
GMV (Items Only)
GMV (Shipping Only)
GMV (Total)
Unique Orders
AOV
$249,909
$29,977
$279,885
3,798
$73.69
Campaign Name
Breakout by Campaign Name
Sweatshirt 82,964 29.6%
Hat 74,633 26.7%
Polo 61,573 22.0%
Tote Bag 30,742 11.0%
Tee-Shirt 14,935 5.3%
Bookmarn 9,545 3.4%
Postcard 5,493 2.0%
0K 20K 40K 60K 80K 100K
0% 10% 20% 30%
GMV
% of Total



Post Engagement
7.5M
5M
2.5M
0
May 1, 2024
Apr 30, 2024
Apr 28, 2024
Apr 27, 2024
Apr 25, 2024
Apr 24, 2024
Lookalikes
Delta Rush (Soccer)
deltarushfootball
Breakout Talent LLC
breakouttalentmgmt
Marco Delgato (Creator)
marcomakesit
Maria Vanesse (Politician)
busybrandstudio
TwiceTheTrouble (Comedy)
twicethetroubleofficial
75.4%
Audience Credibility
87.33%
Likers Credibility
Creator Interests
Beer, Wine & Spirits
Healthy Lifestyle
Gaming
Travel, Tourism & Aviation
Sports
Creator Brand Affinity
Guinness
Herbalife
Theragun
Units
Revenue per Unit
AOS
Unique Sellers
Fans
27,330
$19.82
1.31
1
18,593
GMV Over Time - by Day

DATA ADVANTAGE - FANS

FAN DATA:

Geography, interests, brand affinity, purchase behaviors.

Age & Gender split


2.26%
4.06%
13-17
12.13%
25.33%
18-24
13.01%
29.55%
25-34
2.28%
8.52%
35-44
0.86%
2%
45-64

Follower Brand Affinity

Nike	6.68%
Apple	6.6%
Adidas	5.44%
Walt Disney	4.37%
BMW	2.8%

Location by country

Brazil	12.35%
India	8.24%
Indonesia	7.22%

Likers Brand Affinity

Nike	7.96%
Apple	6.89%
Adidas	6.33%
Walt Disney	3.31%
Travelgram	3.26%

Audience Interests

Interests	Likers	Followers
Friends, Family & Relationships	2,126,997 / 34.5%	200,205,016 / 31.82%
Clothes, Shoes, Handbags & Accessories	1,733,748 / 28.12%	169,085,124 / 26.88%
Camera & Photography	1,934,676 / 31.38%	154,043,591 / 24.48%
Sports	2,187,279 / 35.47%	151,450,267 / 24.07%
Travel, Tourism & Aviation	1,659,119 / 26.91%	146,263,618 / 23.25%
Cars & Motorbikes	1,337,626 / 21.69%	124,480,197 / 19.79%
Restaurants, Food & Grocery	1,070,676 / 17.36%	119,293,549 / 18.96%
Toys, Children & Baby	967,338 / 15.69%	119,293,549 / 18.96%
Music	1,133,825 / 18.39%	112,031,989 / 17.81%
Television & Film	1,004,653 / 16.29%	100,621,236 / 15.99%
Fitness & Yoga	967,338 / 15.69%	87,654,614 / 13.93%
Electronics & Computers	978,819 / 15.88%	86,098,745 / 13.69%
Pets	740,576 / 12.01%	85,579,703 / 13.6%
Art & Design	975,952 / 15.83%	80,393,054 / 12.78%

Audience Brand Affinity

Brand	Likers	Followers
Nike	490,846 / 7.96%	42,012,232 / 6.68%
Apple	424,824 / 6.89%	41,493,189 / 6.6%
Adidas	390,382 / 6.33%	34,232,259 / 5.44%
Walt Disney	203,801 / 3.31%	27,489,112 / 4.37%
Bmw	134,912 / 2.19%	17,634,857 / 2.8%
Mercedes-benz	143,519 / 2.33%	16,597,402 / 2.64%
Starbucks	166,487 / 2.7%	13,485,035 / 2.14%
Netflix	88,984 / 1.44%	12,448,208 / 1.98%
Ferrari	94,724 / 1.54%	11,929,166 / 1.9%
Honda	126,298 / 2.05%	11,410,753 / 1.81%
Audi	80,370 / 1.3%	10,891,711 / 1.73%
Nikon	103,337 / 1.68%	10,891,711 / 1.73%
Travelgram	200,928 / 3.26%	10,373,297 / 1.65%

DATA ADVANTAGE - WHAT IT MEANS

- Amaze sits on a unique data moat: every product created and launched on our platform, paired with the content and engagement that drives fans to creator stores.
- For creators, we unify platform + external engagement data to automate merchandising, marketing, and product recommendations—so they can focus on creating while we maximize monetization.
- For fans, we capture millions of high-intent visits driven by creator passion. By enriching this traffic with behavioral and contextual data, we can dramatically lift conversion, re-target across channels, and redirect demand across the marketplace.
- This "creator-to-fan" dataset is our treasure trove—fueling personalized experiences, higher conversion, and new monetization streams (subscriptions, curated feeds, ad networks, B2B partnerships).



Q2 2025 FINANCIAL HIGHLIGHTS

REVENUE
$0.87 Million

1,134%
YoY Growth

GROSS PROFIT
$0.79 Million

1,903%
YoY Growth

BOLSTERED CASH POSITION

$

IMPROVED OPERATING LEVERAGE

KEY PERFORMANCE INDICATORS

GMV*: $3.77 Million

Creator LTV*: $200.00

AOV*: $50.00

Total Active Creators: 12+ Million

U.S. Conversion Rate*: 0.41%

Total Active Visitors: 200+ Million

***GMV:** Gross Merchandise value for the quarter ended June 30, 2025
***AOV:** Average Order Value for the six months ended June 30, 2025
***U.S. Conversion Rate:** January 1 2025 - June 30 2025

LTV: Lifetime Value As of June 30, 2025
Total Active Creators/Visitors: As of June 30, 2025

CORPORATE TIMELINE

March 2025

MERGER COMPLETION

Fresh Vine Wine, Inc. successfully acquired Amaze Software, Inc. paving the way for the public company focus

May 2025

200+ MILLION VISITS

Amaze surpasses 200+ million storefront visits, solidifying leadership in the expanding creator economy

August 2025

COMPLETES REBRAND

Rebrand marks the next chapter in Amaze's mission to empower creators to unlock new revenue streams

Q4'25

PROFITABILITY

Amaze expects to generate temporary profit as a result of increased sales, improved organizational efficiencies and the seasonality of the business

2026

SUSTAINED GROWTH

Amaze is well positioned for long-term, sustainable growth as it raises creator activation, products per creator, and enterprise attach

UPCOMING CATALYSTS

ROBLOX & PICSART ROLL OUT

Two new, very large user base expansions.

3RD PARTY PRODUCT EXPANSION

Teespring.com will be adding new products, allowing creators to sell more products

LIVE SHOPPING & STABLECOIN

Global Live Shopping Product Launch with Kast App Integration, and the ability for fans to purchase using Crypto

PARLOR/PLAY TV

Unlock the ability for creators to sell products directly through the platforms growing network

INVESTMENT SUMMARY

GROWING TAM

$480 Billion Market by 2027

MARKET LEADER

Over **12 Million Active** Creators and Several Marquee Partnerships

STRONG MARGINS

High-Margin Sales with Incremental Costs as Business Scales

IMPROVED LIQUIDITY

Access To **$35 Million** Equity Based Financing

PLATFORM EXPANSION

Adding New Products and Expanding Worldwide Presence

STRATEGIC M&A

Opportunity for Accretive Acquisitions

KEY EXECUTIVES



AARON DAY
CEO & Founder



KEITH JOHNSON
Chief Financial Officer



GWAN YIP
Chief Product Officer



DANIELLE PEDERSON
Chief Marketing Officer



ANGELA SMITH
Vice President, Data



KATE BLESSING
Vice President, Operations


amaze